UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 19, 2007

FirstFed Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware                                                                                      1-9566                                                                  95-4087449
(State of Incorporation)                                                                    (Commission File No.)                                 (IRS Employer Identification No.)

  401 Wilshire Boulevard, Santa Monica, California,                                                                                            90401-1490
(Address of principal executive offices)                                                                                                 (Zip Code)

Registrant's telephone number, including area code:       (310) 319-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Total number of pages is 2

Item 5.02                       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 19, 2007, Edward Lanchantin resigned his position as Executive Vice President of the Commercial Banking Division of First Federal Bank of California, a subsidiary of FirstFed Financial Corp. (the "Company"), effective December 31, 2007.

S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                                                       FIRSTFED FINANCIAL CORP.

Dated: December 24, 2007                                                                                                 By: _____/s/ Douglas J. Goddard____________
                                                       Douglas J. Goddard
                                                       Chief Financial Officer